Exhibit 99.3

MONTHLY SERIES 2000-1 CERTIFICATEHOLDERS’ STATEMENT

CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION

(Formerly BANK ONE, DELAWARE, NATIONAL ASSOCIATION)

WACHOVIA CREDIT CARD MASTER TRUST

Listed below is the information which is required to be prepared with respect to the distribution date of December 15, 2004 and with respect to the performance of the Trust during the related Monthly period. Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

D.	Information Regarding the Current Monthly Distribution (Stated on the Basis of $1,000 Original Certificate Principal Amount)

	1.	The amount of the current monthly distribution in respect of Class A Monthly Principal	$0.00

	2.	The amount of the current monthly distribution in respect of Class B Monthly Principal	$0.00

	3.	The amount of the current monthly distribution in respect of Collateral Monthly Principal	$83.99

	4.	The amount of the current monthly distribution in respect of Class A Monthly Interest	$1.87

	5.	The amount of the current monthly distribution in respect of Class A Deficiency Amounts	$0.00

	6.	The amount of the current monthly distribution in respect of Class A Additional Interest	$0.00

	7.	The amount of the current monthly distribution in respect of Class B Monthly Interest	$2.06

	8.	The amount of the current monthly distribution in respect of Class B Deficiency Amounts	$0.00

	9.	The amount of the current monthly distribution in respect of Class B Additional Interest	$0.00

	10.	The amount of the current monthly distribution in respect of Collateral Monthly Interest	$1.82

	11.	The amount of the current monthly distribution in respect of any accrued and unpaid Collateral Monthly Interest	$0.00

E.	Information Regarding the Performance of the Trust

	1.	Collections of Principal Receivables

		(a) The aggregate amount of Collections of Principal Receivables processed during the related Monthly Period which were allocated in respect of the Class A Certificates	$62,966,010.24

		(b) The aggregate amount of Collections of Principal Receivables processed during the related Monthly Period which were allocated in respect of the Class B Certificates	$5,185,436.14

		(c) The aggregate amount of Collections of Principal Receivables processed during the related Monthly Period which were allocated in respect of the Collateral Interest	$5,926,212.73

	2.	Principal Receivables in the Trust

		(a) The aggregate amount of Principal Receivables in the Trust as of the end of the day on the last day of the related Monthly Period	$2,309,033,105.76

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	(b	)	The amount of Principal Receivables in the Trust represented by the Investor Interest of Series 2000-1 as of the end of the day on the last day of the related Monthly Period		$735,319,418.18

	(c	)	The amount of Principal Receivables in the Trust represented by the Series 2000-1 Adjusted Investor Interest as of the end of the day on the last day of the related Monthly Period		$561,455,781.83

	(d	)	The amount of Principal Receivables in the Trust represented by the Class A Investor Interest as of the end of the day on the last day of the related Monthly Period		$637,500,000.00

	(e	)	The amount of Principal Receivables in the Trust represented by the Class A Adjusted Investor Interest as of the end of the day on the last day of the related Monthly Period		$463,636,363.65

	(f	)	The amount of Principal Receivables in the Trust represented by the Class B Investor Interest as of the end of the day on the last day of the related Monthly Period		$52,500,000.00

	(g	)	The amount of Principal Receivables in the Trust represented by the Collateral Interest as of the end of the day on the last day of the related Monthly Period		$45,319,418.18

	(h	)	The Floating Investor Percentage with respect to the related Monthly Period		26.8521%

	(i	)	The Class A Floating Allocation with respect to the related Monthly Period		83.5284%

	(j	)	The Class B Floating Allocation with respect to the related Monthly Period		8.4074%

	(k	)	The Collateral Floating Allocation with respect to the related Monthly Period		8.0641%

	(l	)	The Fixed Investor Percentage with respect to the related Monthly Period		32.2511%

	(m	)	The Class A Fixed Allocation with respect to the related Monthly Period		85.0000%

	(n	)	The Class B Fixed Allocation with respect to the related Monthly Period		7.0000%

	(o	)	The Collateral Fixed Allocation with respect to the related Monthly Period		8.0000%

3.	Delinquent Balances

	The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

				Aggregate Account Balance	Percentage of Total Receivables
	(a)		30 - 59 days	$23,122,281.68	0.9787%

	(b)		60 - 89 days	$16,329,743.60	0.6912%

	(c)		90 - or more days	$37,241,675.24	1.5763%

			Total:	$76,693,700.52	3.2461%

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4.	Investor Default Amount

	(a	)	The Aggregate Investor Default Amount for the related Monthly Period	$3,591,868.28

	(b	)	The Class A Investor Default Amount for the related Monthly Period	$3,000,230.64

	(c	)	The Class B Investor Default Amount for the related Monthly Period	$301,984.00

	(d	)	The Collateral Default Amount for the related Monthly Period	$289,653.64

5.	Investor Charge-offs

	(a	)	The aggregate amount of Class A Investor Charge-Offs for the related Monthly Period	$0.00

	(b	)	The aggregate amount of Class A Investor Charge-Offs set forth in 5 (a) above per $1,000 of original Certificate principal amount	$0.00

	(c	)	The aggregate amount of Class B Investor Charge-Offs for the related Monthly Period	$0.00

	(d	)	The aggregate amount of Class B Investor Charge-Offs set forth n 5 (c) above per $1,000 of original certificate principal amount	$0.00

	(e	)	The aggregate amount of Collateral Charge-Offs for the related Monthly Period	$0.00

	(f	)	The aggregate amount of Collateral Charge-Offs set forth in 5 (e) above per $1,000 of original certificate principal amount	$0.00

	(g	)	The aggregate amount of Class A Investor Charge-Offs reimbursed on the Transfer Date immediately preceding this Distribution Date	$0.00

	(h	)	The aggregate amount of Class A Investor Charge-Offs set forth n 5 (g) above per $1,000 original certificate principal amount re-imbursed on the Transfer Date immediately preceding this Distribution Date	$0.00

	(i	)	The aggregate amount of Class B Investor Charge-Offs reimbursed on the Transfer Date immediately preceding this Distribution Date	$0.00

	(j	)	The aggregate amount of Class B Investor Charge-Offs set forth n 5 (i) above per $1,000 original certificate principal amount re-imbursed on the Transfer Date immediately preceding this Distribution Date	$0.00

	(k	)	The aggregate amount of Collateral Charge-Offs reimbursed on the Transfer Date immediately preceding this Distribution Date	$0.00

	(l	)	The aggregate amount of Collateral Charge-Offs set forth in 5(k) above per $1,000 original certificate principal amount re-imbursed on the Transfer Date immediately preceding this Distribution Date	$0.00

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6.	Investor Servicing Fee

	(a	)	The amount of the Class A Servicing Fee payable by the Trust to the Servicer for the related Monthly Period	$193,181.82

	(b	)	The amount of the Class B Servicing Fee payable by the Trust to the Servicer for the related Monthly Period	$21,875.00

	(c	)	The amount of the Collateral Interest Servicing Fee payable by the Trust to the Servicer for the related Monthly Period	$18,883.09

7.	Reallocations

	(a	)	The amount of Reallocated Collateral Principal Collections with respect to this Distribution Date	$0.00

	(b	)	The amount of Reallocated Class B Principal Collections with respect to this Distribution Date	$0.00

	(c	)	The Collateral Interest as of the close of business on this Distribution Date	$40,280,098.91

	(d	)	The Class B Investor Interest as of the close of business on this Distribution Date	$52,500,000.00

8.	Collections of Finance Charge Receivables

	(a	)	The aggregate amount of Collections of Finance Charge Receivables processed during the related Monthly Period which were allocated in respect of the Class A Certificate	$7,048,393.93

	(b	)	The aggregate amount of Collections of Finance Charge Receivables processed during the related Monthly Period which were allocated in respect of the Class B Certificate	$709,446.19

	(c	)	The aggregate amount of Collections of Finance Charge Receivables processed during the related Monthly Period which were allocated in respect of the Collateral Interest	$680,478.67

9.	Principal Funding Account

	(a	)	The principal amount on deposit in the Principal Funding Account on the related Transfer Date	$231,818,181.80

	(b	)	The Accumulation Shortfall with respect to the related Monthly Period	$0.00

	(c	)	The Principal Funding Investment Proceeds deposited in the Finance Charge Account on the related Transfer Date	$222,093.00

	(d	)	The amount of all or the portion of the Reserve Draw Amount deposited in the Finance Charge Account on the related Transfer Date from the Reserve Account	$102,452.45

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	10.	Reserve Draw Amount			$102,452.45

	11.	Available Funds

		(a	)	The amount of Class A Available Funds on deposit in the Finance Charge Account on the related Transfer Date	$7,377,491.83

		(b	)	The amount of Class B Available Funds on deposit in the Finance Charge Account on the related Transfer Date	$709,446.19

		(c	)	The amount of Collateral Available Funds on deposit in the Finance Charge Account on the related Transfer Date	$680,478.67

	12.	Portfolio Yield

		(a	)	The Portfolio Yield for the related Monthly Period	9.2098%

		(b	)	The Portfolio Adjusted Yield for the related Monthly Period	6.5637%

F.	Floating Rate Determinations

	1.	LIBOR for the Interest Period ending on this Distribution Date			2.09000%

CHASE MANHATTAN BANK USA,
NATIONAL ASSOCIATION SERVICER

By:	/s/ PATRICIA GARVEY
Name: Patricia Garvey
Title: Vice President

Note: As a result of the card processor conversion from FDR to TSYS, the November Monthly Period reflects collections processed from 10/28 - 11/30

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